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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Qwest Communications 401(k) Savings Plan dated June 26, 2002 included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-74622).

                                          /s/ Arthur Andersen LLP

Denver, Colorado,
 June 26, 2002.